John Hancock Variable Insurance Trust

Supplement dated June 14, 2011

to the Prospectus dated May 2, 2011

U.S. Multi Sector Trust

Effective June 14, 2011, the advisory fee for the U.S. Multi Sector Trust has been reduced to the following rate:

0.780% — first $500 million;

0.760% — next $500 million; and

0.740% — excess over $1 billion.

*Assets of the U.S. Multi Sector Trust and the U.S. Multi Sector Fund, a series of John Hancock Funds II, are aggregated for purposes of determining the advisory fee for the U.S. Multi Sector Fund.